UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 13, 2026
BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)
(866) 756-4112
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, on August 11, 2026, Beyond Meat, Inc. (the “Company”) announced that its board of directors (the “Board”) had selected a 1-for-30 ratio for the previously approved reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). On August 13, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Restated Certificate of Incorporation (the “Charter Amendment”) to effect the 1-for-30 reverse stock split of the Common Stock (the “Reverse Stock Split”) and a proportionate reduction in the number of authorized shares of Common Stock (and a corresponding decrease in the total number of authorized shares of capital stock) (the “Authorized Share Reduction”). The Charter Amendment became effective at 11:59 p.m. Eastern Time on August 13, 2026 (the “Effective Time”). The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
In connection with the Reverse Stock Split, every 30 shares of Common Stock issued and outstanding immediately prior to the Effective Time were automatically reclassified and combined into 1 share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, the Company will issue to holders of record who were entitled to a fraction of a share as a result of the Reverse Stock Split, a fraction of a share of Common Stock as is necessary to round up to the nearest whole share. For shares held through The Depository Trust Company ("DTC"), fractions of shares will be issued as is necessary to round up to the nearest whole share at the DTC participant level. Brokers, banks or other nominees holding shares in "street name" will be instructed to effect the Reverse Stock Split for their beneficial holders; however, such brokers, banks or other nominees may apply their own specific procedures for processing the Reverse Stock Split.
The Common Stock is expected to begin trading on a split-adjusted basis on the Nasdaq Global Select Market at market open on August 14, 2026 under the existing trading symbol “BYND” and a new CUSIP number of 08862E307.
Upon the effectiveness of the Reverse Stock Split, the conversion rates of the Company’s outstanding convertible notes (including the 7.00% Convertible Senior Secured Second Lien PIK Toggle Notes due 2030 and the 0% Convertible Senior Notes due 2027), the number of shares of Common Stock issuable upon exercise of outstanding warrants and the exercise prices thereof, and the number of shares subject to outstanding equity awards under the Company’s equity incentive plans (and the applicable exercise prices thereof), were each proportionately adjusted pursuant to their respective terms and as determined by the Board to reflect the 1-for-30 reverse stock split ratio. In addition, the number of shares reserved for future issuance under the Company’s equity incentive plans was proportionately reduced.

In connection with the Authorized Share Reduction, the number of authorized shares of Common Stock was reduced from 3,000,000,000 to 100,000,000, and the total number of authorized shares of capital stock was correspondingly reduced from 3,000,500,000 to 100,500,000.
The Reverse Stock Split is intended to help the Company regain compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Select Market. To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive business days before the compliance date, which is August 31, 2026. There can be no assurance that the Company will regain compliance with the minimum bid price requirement, that the Common Stock will continue to meet the Nasdaq minimum bid price requirement, or that the Common Stock will remain listed on the Nasdaq Global Select Market.
Item 8.01 Other Events
On August 14, 2026, the Company issued a press release announcing the effectiveness of the Reverse Stock Split and Authorized Share Reduction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Note Regarding Forward-Looking Statements.
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the expected commencement of trading of the Common Stock on a split-adjusted basis, the anticipated impact of the Reverse Stock Split on the Company’s ability to regain compliance with the Nasdaq minimum bid price requirement, and the continued listing of the Common Stock on the Nasdaq Global Select Market. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on April 9, 2026, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2026 filed with the SEC on May 7, 2026, and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 27, 2026 filed with the SEC on August 6, 2026, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Beyond Meat, Inc.
99.1	Press Release issued August 14, 2026
104	Cover page interactive data file (embedded with the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer
Date: August 14, 2026